SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ X ]

Pre-Effective Amendment No. [ ]

Post-Effective Amendment No. 29 [ X ]

and/or

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940 [ X ]

Amendment No. 30 [ X ]

(Check appropriate box or boxes.)

Bertolet Capital Trust

(Exact Name of Registrant as Specified in Charter)

745 Fifth Ave, Suite 2400

New York, NY 10151

(Address of Principal Executive Offices)

(212) 605-7100

Registrant’s Telephone Number, including Area Code

John E. Deysher

745 Fifth Ave., Suite 2400

New York, NY 10151

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the registration statement.

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b)

[X] on May 1, 2022 pursuant to paragraph (b)

[ ] 60 days after filing pursuant to paragraph (a)(1)

[ ] on (date) pursuant to paragraph (a)(1)

[ ] 75 days after filing pursuant to paragraph (a)(2)

[ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

PROSPECTUS - PINNACLE VALUE FUND            May 1, 2022

A SERIES OF THE BERTOLET CAPITAL TRUST- NO LOAD SHARES

c/o Mutual Shareholder Services

8000 Towne Centre Dr- 400

Broadview Heights, OH 44147

877-369-3705 X115 toll free or 440-922-0066 X115

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

A diversified mutual fund seeking long term capital appreciation with income as a secondary objective. Minimum investment $2500 (IRAs $1,500), subsequent $100.

12b1 Fee: None, 1% redemption fee if shares redeemed within 1 year of purchase.

Advisor: Bertolet Capital LLC, 745 Fifth Ave- 2400 New York, NY 10151

Custodian: US Bank NA, 425 Walnut St., Cincinnati, OH 45202

TABLE OF CONTENTS

PINNACLE VALUE FUND SUMMARY

PRINCIPAL INVESTMENT STRATEGIES

PRINCIPAL INVESTMENT RISKS

FINANCIAL HIGHLIGHTS

MANAGEMENT OF THE FUND

DIVIDENDS, DISTRIBUTIONS AND TAXES

NET ASSET VALUE (NAV) PER SHARE

FAIR VALUE PRICING OF SECURITIES

SIZE LIMITATIONS

HOW TO PURCHASE SHARES

AUTOMATIC INVESTMENT PLAN

OTHER INFORMATION ON PURCHASE OF SHARES

HOW TO REDEEM SHARES

OTHER INFORMATION ON REDEMPTION OF SHARES

MARKET TIMING- FREQUENT TRADING

PRIVACY POLICY

ADDITIONAL INFORMATION

PINNACLE VALUE FUND SUMMARY

Investment Objective

Long term capital appreciation with income as a secondary objective.

Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold or sell Fund shares. You may also pay other fees such as brokerage commissions and other fees to financial intermediaries which are not reflected in the table or example below.

Shareholder fees (fees paid directly from your investment)

Maximum sales load imposed on purchases	None
Maximum sales load imposed on reinvested dividends or capital gains	None
Redemption fee paid to Fund for shares held less than one year	1.00%

Annual fund operating expenses (paid yearly as a % of your investment)

Management fee	1.25%
Distribution (12b-1) fee	None
Other expenses	0.31
Acquired fund fees & expenses (1)	0.08
Total annual Fund operating expenses	1.64%
Fee Waiver and/or Expense Reimbursement (2)	0.32
Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	1.32%

(1)	Acquired fund fees & expenses are indirect costs of investing in other funds. Total annual operating expenses will not correlate to expense ratio in Fund financial statements which include only direct operating costs, not indirect costs of investing in other funds.
(2)	Advisor has contractually agreed to waive fees and/or reimburse expenses to extent necessary to maintain Fund net annual operating expenses, excluding acquired fund fees & expenses and extraordinary expenses, at or below 1.24% to April 30, 2023.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example assumes your investment returns 5% each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$137	$426	$737	$1,619

Portfolio Turnover

The Fund pays transaction costs such as commissions, when it buys or sells securities (or “turns over” its portfolio). A high turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs which are not reflected in annual fund operating expenses or in the example affect the Fund’s performance. For 2021, Fund turnover was 7.5% of the average portfolio value.

Principal Investment Strategies

The Fund invests primarily in the publicly traded equity securities of companies including common and preferred stocks, convertible securities, rights, warrants and other securities. The Fund will invest in a diversified portfolio of securities issued primarily by small and micro-cap (generally less than $2 billion at time of investment) domestic companies which the advisor believes are trading at significant discounts to underlying earnings power or asset values. The Fund emphasizes a “value” style of investing and will focus on underlying company/industry fundamentals in addition to macro factors like the direction of interest rates, government fiscal/monetary policies and geo-political events.

Intense due diligence will be employed by the advisor to assess company prospects via rigorous quantitative and qualitative analysis. This may include speaking with management, customers, competitors, vendors, Wall Street analysts, industry specialists and others to assess strategic, financial and operating priorities. Advisor will target companies with strong balance sheets, capable management, attractive business niches, ownership of valuable franchises or trade names, sound accounting practices and large insider ownership. Ideally, the securities of such companies will trade at low price-to-earnings (P/E), price-to-cash flow (P/CF) and price-to-book (P/B) multiples.

The Fund will often seek catalysts which may accelerate the realization of significant gains in earnings and net worth. These may include a new management team, new products or distribution channels, cost reduction initiatives, an active acquisition or divestiture program, investments in new technologies, share repurchases, asset sales, the presence of an activist investor or a cyclical rebound in earnings.

The Fund employs a disciplined trading strategy. Limit orders will generally be used when buying or selling securities. In purchasing shares, the Fund will attempt to build its position over time without moving prices. It will gradually scale into a position while becoming more comfortable with management, company prospects and the way the security trades. Accumulating a full position may take months. The Fund will sell securities when they become fully valued or if company fundamentals deteriorate.

If suitable purchase candidates cannot be found or in response to adverse market conditions the Fund may purchase money market funds or cash equivalents. If the Fund acquires money market funds, shareholders will be subject to duplicate advisory fees and the Fund may not achieve its investment objectives during a rising market. Historically, the Fund has held high levels of cash equivalents because of the advisor’s risk adverse approach, conditions that advisor believes represent historically high stock market valuations and a dearth of acceptable investment ideas.

Principal Investment Risks

General risk. There is no assurance the Fund will meet its investment objective. Investors may lose money by investing in the Fund. Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Stock market risk. Common stocks or securities convertible into common stocks are more volatile than other investments such as debt securities. A stock market decline may lead to declines in individual securities or market segments. The Fund may experience a substantial or complete loss on an individual security.

Value style risk. The value approach carries the risk that securities chosen may remain undervalued . The market may not recognize a company’s true intrinsic value for a long time or a company judged to be undervalued may be appropriately priced. Value stocks as a group may be out of favor while the market focuses on growth stocks.

Small & micro-cap company risk. Investing in small company securities involves risks as they have more limited resources and are more vulnerable to economic downturns. Share prices are more volatile than those of large firms and are more likely to be adversely affected by poor market conditions.

Liquidity risk. The Fund may invest in thinly traded securities that, while publicly traded on an exchange or over the counter, are not well known to the general public, have limited float or lack significant institutional interest making it hard to sell portfolio positions at an optimal time or price and is inappropriate for market timers or traders.

Portfolio strategy risk. Fund success will in part be determined by the Advisor’s skill at choosing appropriate investments and executing portfolio strategy effectively.

Investment Results

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance year to year and how the Fund’s average annual returns for 1, 5 and 10 years compare with an index of broad market performance. Past results (before and after taxes) are not predictive of future performance. Updated information on the Fund’s results may be found at www.pinnaclevaluefund.com.

Calendar Year Total Returns

2021 14.3%

2020 3.4%

2019 10.7%

2018 (11.8)%

2017 (0.1)%

2016 16.5%

2015 (6.0)%

2014 4.8%

2013 16.6%

2012 18.9%

Highest Performance Quarter (1Q 2012) 8.3%

Lowest Performance Quarter (4Q 2018) (9.6)%

Average annual total returns for the years ended Dec. 31, 2021

	1 year	5 years	10 years
Return before taxes	14.3%	2.9%	6.3%
Return after taxes on distributions (1)	11.9	1.9	5.0
Return after taxes on distributions and sale of fund shares (1)	9.4	2.0	4.8
Russell 2000 Index (2)	14.8%	12.0%	13.2%

(1)	After tax returns are calculated using the highest individual federal income tax rates in effect and do not reflect state & local taxes. Your actual after tax returns depend on your individual tax status and may differ from the results shown above. After tax returns are not relevant to investors who hold Fund shares in tax deferred accounts like IRAs.
(2)	Although you cannot invest directly in an index, investments in ETFs or funds that attempt to mirror an index performance may incur fees and taxes that may cause investment performance to differ from the performance of the underlying index.

Portfolio Management

Investment Advisor- Bertolet Capital LLC

Portfolio Manager- John E. Deysher, CFA has had primary responsibility for the management of the Fund since its inception on April 1, 2003.

Purchase and Sale of Fund Shares

Purchase minimums:

To establish an account: $2,500 ($1,500 for IRAs)

To add to an account: $100 (including IRAs)

You may purchase or redeem shares on any business day the NYSE is open by writing to Pinnacle Value Fund at 8000 Town Centre Dr.- 400, Broadview Heights, OH 44147 or calling 877-369-3705 x 115 if you elected the telephone redemption option upon opening your account. You may also redeem shares held by a financial intermediary by contacting them directly. Regardless of where your shares are held, you will be charged a 1% redemption fee for all shares redeemed within one year of purchase. Proceeds transferred electronically will incur a wire transfer fee paid by you.

Tax Information

Distributions of net investment income and net capital gains (if any) are normally made at yearend and may be subject to federal, state & local taxes if held in taxable accounts.

Payments to broker-dealers and other financial intermediaries

Fund does not pay financial intermediaries for sales of Fund shares or related services.

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund’s financial performance for the past 5 years and reflects financial results for a single Fund share. Total returns represent the rate an investor would have earned on a Fund investment assuming reinvestment of all distributions. This information has been audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2021 Annual Report to Shareholders, which is available upon request.

Period Ended December 31,                    2021         2020        2019        2018        2017

Net Asset Value, Beginning of Year      $14.76     $14.27    $13.21     $15.63    $16.12

Net investment income (loss)*                      .19             .10            .06             .05         (.01)

Net gains or losses on securities

(realized and unrealized)                                   1.90             .39         1.34        (1.88)        (.01)

Total from investment operations                  2.09             .49         1.40        (1.83)        (.02)

Distributions from net investment income   (.36)            -                  -              (.06)           -

Distributions from capital gains                      (.84)            -              (.34)          (.53)        (.47)

                                                                                    (1.20)           -              (.34)          (.59)        (.47)

Paid in Capital from Redemption Fees**      -               -                   -                 -                -

Net Asset Value, End of Period                  $15.65     $14.76    $14.27     $13.21     15.63

Total Return                                                        14.31%    3.43%   10.66%   (11.75)%  (.06)%

Ratios/Supplemental Data

Net assets, end of period (millions)           $32.1        $29.3      $30.9        $36.0      $60.6

Before Reimbursement/Recapture

Ratio of expenses to average net assets  1.56%     1.66%     1.60%      1.50%     1.44%

Ratio of net income(loss)to avg. net assets .80%      .37%       .09%       0.15%   (0.07)%

After Reimbursement/Recapture

Ratio of expenses to average net assets  1.24%      1.24%     1.24%     1.33%     1.44%

Ratio of net income(loss)to avg. net assets 1.12%    .79%     0.45%      0.32%   (0.07)%

Portfolio Turnover Rate                                       7.5%   48.2%     19.5%     31.5%      23.4%

* Per share net investment income(loss) calculated on average shares outstanding.

** Less than $.01 per share

MANAGEMENT OF THE FUND

Board of Trustees

The Board of Trustees (Board) has overall responsibility for oversight of the Fund. The Board formulates the general policies and meets periodically to review Fund performance, monitor investment activities and discuss matters affecting the Fund. Additional trustee information is found in the Statement of Additional Information.

The Advisor

Bertolet Capital LLC (Advisor) manages the Fund investments pursuant to an Investment Advisory Agreement (Agreement). Subject to the general supervision of the Board, Advisor manages the Fund in accordance with its investment objectives and policies and maintains related records. Advisor is a privately held Limited Liability Company registered as an investment advisor with the SEC.

Advisor is paid a fee which is accrued daily and payable at least yearly at an annual rate of 1.25% of average net assets up to $300 million and 1% of average net assets thereafter. For 2021, the actual advisory fee was 1.24%. A discussion regarding the Board’s renewal of the Agreement is available in the Fund Semi-annual Report to Shareholders.

Advisor has contractually agreed to waive fees and/or reimburse expenses as required to maintain Fund annual operating expenses (excluding acquired fund fees & expenses and extraordinary expenses) at or below 1.24% through April 30, 2023. Fees waived and expenses reimbursed during a given year may be paid to Advisor during the following 3 year period provided such payment does not cause the Fund to exceed the 1.24% limit.

Portfolio Manager

John E. Deysher, Advisor President, has been responsible for supervising the Fund's daily investment activities since inception, April 2003. Mr. Deysher has 37 years of investment management experience. From 1990 to Dec. 2002, Mr. Deysher was Portfolio Manager, Senior Analyst with Royce & Assoc., an investment firm specializing in small cap value stocks and advisor to several mutual funds including the Pennsylvania Mutual Fund. He holds a Bachelor’s degree from the Pennsylvania State University, and Masters degrees from Indiana University, Bloomington (Business) and the University of California, Berkeley (Science). He holds a CPA certificate and a CFA charter. The Fund’s Statement of Additional Information provides additional information about the Portfolio Manager’s compensation, management of other accounts and Fund ownership.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund qualifies and intends to continue to qualify as a regulated investment company under Subchapter M of Internal Revenue Code so as to be relieved from federal income tax on net realized gains and net investment income distributed to shareholders. To qualify as a regulated investment company, the Fund must, among other things, distribute to shareholders substantially all income from dividends, interest, net realized capital gains and all other income derived from its investments. The Fund intends to distribute to all shareholders at least annually, usually in December, substantially all net investment income and net realized capital gains. These will be reinvested in additional shares unless the shareholder has requested payment by check.

Distributions of net investment income and net short term capital gains, whether received in cash or reinvested in additional shares, are taxable as ordinary income, except that distributions of qualifying dividends from domestic and qualified foreign corporations are taxed at 0% to 20% depending on your tax bracket. Distributions of net long term capital gains are taxable as long term capital gains regardless of how long Fund shares are held.

You will be advised annually of the source of distributions for tax purposes. Distributions are paid to all Fund shareholders as of the record date, the date on which a shareholder must officially own shares to receive the distribution. If you purchase shares just before the Fund declares an income or capital gain distribution, you will pay full price for shares and then receive a portion of price back in the form of a taxable distribution, whether or not you reinvest the distribution in Fund shares. You should consider the tax implication of buying shares in a taxable account just before the Fund declares a distribution. Please contact the Fund for information on distributions.

The redemption of shares is a taxable event which may create a capital gain or capital loss. The Fund will report to redeeming shareholders the proceeds of their redemptions. Because the tax consequences of a redemption will depend on the shareholder's basis in the redeemed shares, shareholders should retain their account statements to determine their tax liability. A loss realized on the taxable disposition of Fund shares may be disallowed if additional shares are purchased within 30 days before or after such sale.

The Fund is required to withhold a portion of taxable income or capital gains distributions and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. Shareholders may avoid this withholding requirement by placing on the Account Application Form their proper Social Security or Taxpayer Identification Number and stating they are not subject to withholding taxes. The discussion of federal income taxes above is for general information only. The Statement of Additional Information includes a description of federal income tax aspects that may be relevant. Investors should consult their tax advisors for further clarification.

NET ASSET VALUE (NAV) PER SHARE

Net Asset Value (NAV) per share is determined as of the close of regular trading on the New York Stock Exchange (Exchange), normally 4:00PM EST each business day the Exchange is open. The Exchange is normally closed on all national holidays and Good Friday. Fund shares are bought or redeemed at their NAV next determined after an order is received in good form with all supporting documentation and required signatures by the Transfer Agent. NAV per share is determined by dividing the total value of the Fund's investments and other assets less any liabilities by the number of outstanding shares.

In determining NAV, equity securities are valued at the last reported trade price that day and absent a trade price, at the highest bid price. Bonds and fixed income securities are valued at the last trade or bid price or by reference to bonds with comparable ratings, interest rates and maturities using established independent pricing services. Securities for which no market quotations are readily available are valued at their fair value under procedures established and supervised by the Board.

FAIR VALUE PRICING OF SECURITIES

Under the following circumstances, the Fund will use fair value pricing methods to assign a price to a security where market quotations are not readily available or reliable:

1. Exchange listed or National Assoc. of Securities Dealers Automated Quotation (NASDAQ) securities which have been suspended from trading.

2. When fewer than two market makers are regularly quoting bids for NASDAQ or non-NASDAQ (Bulletin Board, Pink Sheets) over the counter securities.

3. For all restricted securities where no market price exists.

4. Under any other circumstance deemed appropriate by the Portfolio Manager.

The use of fair value pricing may affect Fund shareholders in the following ways: The fair value assigned to a security will impact the Fund’s NAV and, by extension, the value of shares owned. It will also impact the value of the Fund’s net assets on which the Fund pays an advisory fee. For example, advisory fees could be inflated if optimistic values are assigned, even if unintentionally. There is also the possibility that the value used by the Fund may be different from the values used by other funds to price the same security. For any portion of Fund assets invested in other mutual funds, that portion of the Fund’s NAV is calculated based on the market price of that mutual fund whose prospectus explains the fair value pricing policies for that fund.

SIZE LIMITATIONS

Because of its specialized nature, the Fund retains the right to close the Fund at any time. The Board, in consultation with Advisor, may reopen the Fund at any time.

HOW TO PURCHASE SHARES

You pay no sales charge to purchase Fund shares. You may purchase shares at the NAV per share next calculated after the Transfer Agent has received the request in good order. The NAV per share is calculated by Mutual Shareholder Services (Fund Accountant), at the close of business (currently 4:00 PM EST) each day the Exchange is open. If your order is received prior to 4:00PM, your order will be priced at that day’s NAV. If your order is received after 4:00PM or on a day the Exchange is closed, your order will be priced at the next calculated NAV. We do not accept orders requesting a particular day, price or any other special conditions.

You will receive a confirmation of each transaction and quarterly statements showing your balance and account activity. You should verify statement accuracy upon receipt.

A minimum initial investment of $2500 is required to open an account ($1500 for IRAs) with subsequent minimum investments of $100 (including IRAs). Investment minimums may be waived at the discretion of the Advisor. When you purchase Fund shares, the Transfer Agent will establish an account to which all full and fractional shares will be credited. The Fund will not issue share certificates evidencing Fund ownership. Your account will be credited with the number of shares purchased, relieving you of the responsibility for safekeeping certificates.

Fund purchases may be made in the following manner:

By mail. Complete and sign the Account Application and mail with your check payable to “Pinnacle Value Fund” to:

Pinnacle Value Fund

Mutual Shareholder Services

8000 Towne Centre Dr.- 400

Broadview Heights, OH 44147

By wire. To expedite your investment, you may advise your bank or broker to transmit funds via Federal Reserve Wire System to U.S. Bank N.A., our custodian. Your bank or broker may charge a wire transfer fee which is your responsibility. Please contact Mutual Shareholder Services at 877-369-3705 (toll free) for wire transfer instructions. Neither Fund, Mutual Shareholder Services or Advisor will assume any liability for share purchase delays due to investor failure to provide prompt notification of wire transfer purchases to the Fund or Mutual Shareholder Services.

Through financial intermediaries. If you invest through a broker-dealer or other financial institution, policies and fees charged by that institution may be different from those of the Fund. Broker-dealers, advisors, retirement plans or others may charge transaction fees or set different investment minimums or limitations on buying or selling Fund shares. Consult your financial representative for availability of funds or if you have any questions about any such fees or limitations before buying or selling Fund shares. When buying shares through an intermediary, you will receive the NAV next determined after the Transfer Agent receives your order from the intermediary.

AUTOMATIC INVESTMENT PLAN (AIP)

The AIP provides a convenient way for you to have money deducted from your savings, checking or other accounts for investment in Fund shares. You may enroll in the AIP by completing the Automatic Investment Plan portion of the application. You may enroll only if you have an account maintained at a domestic financial institution which is an Automated Clearing House (ACH) member for automatic withdrawals under the plan. The AIP does not assure a profit or protect against loss. You will be charged a fee if there are insufficient funds in your financial institution account to cover your purchase or if the date of your AIP request differs from our normal processing cycle (5th or 20th of month). You may terminate your AIP at any time by written notification to the Transfer Agent.

OTHER INFORMATION ON PURCHASE OF SHARES

The Fund reserves the right to reject any order, to cancel any order due to non payment and to waive or lower the investment minimums. If an order is canceled because your check or AIP request does not clear, you will be responsible for any loss the Fund incurs. If you are an existing shareholder, the Fund will redeem shares from your account to reimburse it for any loss. A fee will be charged for all checks or AIP requests that fail to clear. For redemptions made shortly after purchase, the Fund will timely process the redemption but will delay payment until clearance of the purchase check. Shares held less than one year are subject to a redemption fee of 1% of proceeds. In the event the Fund cannot recover from the investor, the Fund Accountant will be responsible for any loss. Cash, travelers checks, credit card checks and foreign currency are not accepted. Third party checks are acceptable provided they are drawn on a US financial institution, are properly endorsed and the payee is the shareholder of record for the account. Fund may reject a third party check at any time at its discretion.

HOW TO REDEEM SHARES

All Fund shares offered for redemption will be redeemed at the Fund’s NAV (less any applicable redemption fee) next determined after the Transfer Agent receives the redemption request in good order. Since the Fund’s NAV will fluctuate because of changes in the market value of the Fund’s portfolio holdings, redemption proceeds may be more or less than the amount you paid for the shares being redeemed. Redemption proceeds will be mailed to address of record or, if proceeds are $10,000 or more, may be transmitted by wire, upon written request to Transfer Agent, to your pre-designated account at a domestic bank. You may be charged a wire transfer fee. Redemption proceeds are generally mailed within 7 business days of receipt of your request.

Redemption by Mail.

Shares may be redeemed by mail by writing directly to the Transfer Agent. The redemption request must be signed exactly as your name appears on the account application, with the signature guaranteed if required (see below), and must include your account number. If Fund shares are owned by more than one person, the request must be signed by all owners exactly as the names appear on the account. Signature guarantees are normally available from a bank, broker-dealer or other financial institution. A notary public is not an acceptable guarantor.

Signature Guarantee Requirements.

To protect you and the Fund against fraud, signatures on certain requests must have a “signature guarantee”. The following requests require a signature guarantee:

(i) redemption proceeds sent to a different address from that on the account, (ii) proceeds are made payable to someone other than account owner, (iii) redemption from an account where name or address has changed within last 30 days, (iv) redemptions above $50,000.

Redemption by Phone.

You may redeem shares by telephone if you have elected telephone redemption privileges on your Account Application. When calling the Transfer Agent, you will need to provide your name(s), account number and password or additional forms of identification.

Telephone redemptions are convenient but this option involves a risk of loss from unauthorized or fraudulent transactions. Fund and Transfer Agent will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and reviewing all statements and confirmations immediately for accuracy. Neither Fund nor Transfer Agent will be responsible for any losses due to telephone fraud so long as they have taken reasonable steps to verify the caller’s identity. Additional documentation may be requested to execute large telephone redemptions.

OTHER INFORMATION ON REDEMPTION OF SHARES

Redemption requests will not be processed until all necessary documents have been received in good order by the Transfer Agent. If you have any questions about what documents are required, please call the Transfer Agent at 1-877-369-3705 (toll free). The Fund reserves the right to take up to 10 business days to make payment if the Fund could be adversely affected by immediate payment. The Fund may suspend redemption privileges or postpone payment when the Exchange is closed all day or during what the SEC determines to be emergency circumstances. The Fund expects to pay redemptions from cash, cash equivalents, sale of portfolio securities or by utilizing a line of credit. These methods may be used during normal and stressed market conditions.

Redemption in Kind. The Fund will normally make redemptions in cash but reserves the right to satisfy a redemption request by delivering selected shares or units of portfolio securities under certain circumstances. Any redemption in kind may include illiquid securities that may be difficult to sell at acceptable prices because of the lack of an available market. Shareholders who receive a redemption in kind may also incur brokerage costs to dispose of the securities they receive.

To discourage short term trading, a redemption fee of 1% of proceeds is imposed if shares sold are held less than one year. The fee is payable from redemption proceeds and is retained by the Fund for the benefit of all shareholders. The Fund may waive the redemption fee for mandatory retirement account withdrawals or other circumstances.

Because of the high cost of maintaining small accounts, the Fund may redeem your shares if your account value falls below the stated investment minimums due to redemptions. You will be given 30 days notice to reestablish the investment minimum. If you do not increase your balance, the Fund may close your account and send the proceeds to you .

MARKET TIMING-FREQUENT TRADING

The Fund is intended for long-term investment purposes and is not intended as a vehicle for shareholders to speculate on short-term market movements. It is the Fund’s policy to discourage trading in Fund shares that may be detrimental to long-term Fund owners.

One form of potentially detrimental trading is frequent, excessive, short-term trading or market timing (Market Timing). Market Timing is characterized by frequent purchase and redemption of Fund shares to profit from short-term price movements in the Fund’s NAV. Market Timing has not been defined by federal securities laws or regulation. However, it may be detrimental to long-term shareholders by diluting the value of long-term shareholder shares, disrupting portfolio strategy and execution, causing the Fund to hold larger cash balances than normal, increasing brokerage and related costs such as custody and administration and/or incurring additional tax liability.

To discourage Market Timing, Fund has adopted these policies applying to all accounts:

1. 1% redemption fee for all shares redeemed within one year of purchase.

The fee is retained by the Fund for the benefit of all shareholders.

2. Transfer Agent does not accept payment for Fund shares after 4PM EST. Checks received after 4PM are held until the next business day and receive that day’s NAV.

3. Fund does not accept orders requesting a specific day, price or special consideration.

4. Fund may reject any purchase by any investor for any reason, including orders believed to be from Market Timers. In particular, the Fund reserves the right to reject share purchases without prior notice when it detects a pattern of excessive trading. The Fund may close or limit, without notice, any account based on a history of Market Timing.

5. Fund may not enter into any arrangements to permit Market Timing.

While these policies and procedures seek to discourage Market Timing in Fund shares, neither the Fund nor Advisor can guarantee they will be successful in doing so.

With respect to accounts where shareholder transactions are processed, or records kept by third party intermediaries, the Fund uses reasonable efforts to monitor such accounts to detect suspicious trading patterns. Transactions placed through the same intermediary or omnibus account may be deemed part of a group for this purpose and be rejected. For any account so identified, the Fund will make further inquiries and take any other necessary actions to prevent Market Timing by the shareholder(s) trading through this account and, if necessary, the third party intermediary maintaining this account. Intermediaries maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the Fund upon request. However, the Fund may not be able to determine that a specific order, especially one made through an omnibus, retirement plan or similar account, is short term or excessive and whether it may be disruptive to the Fund. If the Fund becomes aware of Market Timing in an omnibus, retirement or similar account, it will work with the intermediary maintaining such account to identify the responsible shareholder. There is no assurance the Fund will reject such orders. The Fund has no arrangement with any investor or financial intermediary to permit frequent trading. The Fund may accept actions by intermediaries to enforce Market Timing policies on behalf of the Fund that provide a similar level of protection against excessive trading.

PRIVACY POLICY

Protecting your personal information is a Fund priority. The Fund may collect non-public personal information on you in the following ways:

1.	From information provided by you on applications or other forms submitted to the Fund or Transfer Agent, and
2.	From information arising from your investment in the Fund.

The Fund uses electronic, procedural and physical controls in keeping with industry standards and procedures. For example, the Fund authorizes access to your personal and account information on a need to know basis to personnel using this information to provide products and services to you. The Fund does not disclose any non-public personal information about you, except as permitted or required by law. For example, the Fund has entered into arrangements with the Advisor to provide investment advisory, administrative and other services and the Fund may disclose information about you to Advisor, as defined herein, in connection with the Advisor’s responsibilities to the Fund.

ADDITIONAL INFORMATION

Additional Fund information has been filed with the Securities and Exchange Commission in a Statement of Additional Information (SAI) dated the same date as this Prospectus. The SAI provides more detailed Fund information and is incorporated by reference into this Prospectus. Additional information about the Fund’s investments is also available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected Fund performance during the last fiscal year. If you wish to receive a free SAI copy or a report or have any questions about the Fund, please visit our website at www.pinnaclevaluefund.com or call Shareholder Services at 1-877-369-3705 (toll free).

Information about the Fund including the SAI, Prospectus and Fund shareholder reports is available from the EDGAR database on the SEC’s website at http://www.sec.gov.

The Fund’s Investment Company Act File No. is 811-21291

STATEMENT OF ADDITIONAL INFORMATION May 1, 2022

PINNACLE VALUE FUND, A SERIES OF THE BERTOLET CAPITAL TRUST

This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Pinnacle Value Fund Prospectus dated May 1, 2022. This SAI incorporates by reference the Fund’s Annual Report for the year end Dec.31, 2021. You may obtain a Prospectus or most recent Annual or Semi-annual Report free of charge by writing to the Fund c/o Mutual Shareholder Services, 8000 Towne Centre Drive- 400, Broadview Hts., OH 44147 or calling 877-369-3705 (toll free).

TABLE OF CONTENTS

GENERAL

NON PRINCIPAL STRATEGIES

FUNDAMENTAL POLICIES

BOARD OF TRUSTEES

CODE OF ETHICS

INVESTMENT ADVISOR

TRUSTEES AND OFFICERS

PRINCIPAL HOLDERS OF FUND SHARES

TAX INFORMATION

PORTFOLIO TRANSACTIONS AND BROKERAGE

CUSTODIAN

TRANSFER AGENT/ FUND ACCOUNTING/ SHAREHOLDER SERVICES

DISTRIBUTOR/ UNDERWRITER

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

DISTRIBUTION PLAN

CAPITAL STOCK INFORMATION

FINANCIAL STATEMENTS

PROXY VOTING POLICIES & PROCEDURES

PORTFOLIO HOLDINGS DISCLOSURE POLICY

GENERAL

The Pinnacle Value Fund (“Fund”) is a diversified, open-end investment management company and the only series of the Bertolet Capital Trust, a Delaware business trust organized on Jan. 1, 2003 (“Trust”). The Trust’s Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Fund shares. Each Fund share has equal voting, dividend, distribution and liquidation rights.

The Fund will not hold annual shareholder meetings nor will any share certificates be issued. Shareholders are entitled to the same limitation of personal liability extended to shareholders of private corporations for profit organized under Delaware law.

The Trust will call a meeting of shareholders for the purpose of voting upon the removal of any trustee(s) when requested in writing by record holders of at least 10% of the Fund’s outstanding shares. The Trust’s Declaration of Trust contains procedures for the removal of trustees by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by affirmative vote of the majority shares outstanding, remove any trustee(s) from office and may elect a successor or successors to fill any resulting vacancies for any unexpired director terms.

NON PRINCIPAL STRATEGIES

The Fund’s principal investment objectives & strategies are discussed in the Prospectus. This section provides additional information on the types of securities the Fund may invest in and any restrictions thereon.

Short Term Investments. The Fund may invest in money market funds and short term high quality debt securities including commercial paper, repurchase agreements and certificates of deposit. A repurchase agreement is a form of lending whereby the Fund purchases a security with the condition that after a stated period of time the issuer will buy back (repurchase) the same security at a predetermined price or yield. As such, it is subject to counter party risk and the issuer’s inability to pay which may lead to default. The Fund will invest no more than 33 1/3% of assets in repurchase agreements. Money market funds typically invest in short term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value.

Foreign Securities. The Fund may invest in the common stock of foreign issuers whether traded on U.S. or foreign exchanges. The Fund may also invest in ADRs (American Depository Receipts) that are dollar denominated and issued by a U.S. bank or trust company and represent ownership interests in a foreign company. Investment risks include fluctuations in foreign currency exchange rates, political and economic instability, foreign taxation issues, different or lower standards of accounting, auditing and financial reporting, less developed securities regulation/trading systems and the risk that a country may impose controls on the exchange or reparation of foreign currency. Securities of foreign issuers may often be less liquid and exhibit greater volatility.

Securities traded on foreign exchanges are valued at the most recent reported sales price, or in the absence of a sale, at the current bid price adjusted for currency conversion.

Because of foreign currency fluctuations and changes in the value of the Fund’s foreign holdings, the NAV may change on days that owners may not have access to the Fund.

For securities which trade primarily on exchanges in time zones different from the U.S., the Fund may fair value a security when the Advisor determines that a significant event has occurred after the close of a foreign exchange but before the close of the NYSE. Such significant event may impact an individual security, a particular industry or the market as a whole and result in market prices not being “readily available”. The use of fair value pricing is intended to eliminate pricing inaccuracies which may be caused by a significant event occurring after a foreign exchange has closed but before the Fund’s NAV is calculated. Use of fair value pricing may cause the Fund’s NAV to differ from the NAV that would be calculated using closing market prices.

Preferred Stocks. Generally, preferred stocks pay dividends at a specified rate and holders of such shares usually have preference over common stock holders in payments of dividends and liquidation of assets. Dividends on preferred stocks are generally payable at the discretion of issuer’s board of directors and Fund shareholders may lose money if dividends are not paid. Preferred stock prices may fall if interest rates rise or the issuer’s creditworthiness becomes impaired and it cannot make dividend payments.

Real Estate Investment Trusts (REITs). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs are subject to declines in real estate values, adverse changes in economic conditions and rental income, overbuilding, increased competition, increases in property taxes and operating expenses. REITs pay dividends to shareholders based on available funds from operations. Often the dividends exceed the REIT’s taxable earnings resulting in the excess portion of such dividends being treated as a return of capital. The Fund intends to include the gross dividends from REITs in its distribution to shareholders and, accordingly, a portion of Fund’s distributions may also be designated a return of capital. Fund shareholders will be subject to management and other fees charged by the REITs in which the Fund invests.

Options on Equities. The Fund may occasionally invest in (buy) or write (sell) options on stocks or indexes to reduce volatility, hedge the portfolio, or generate additional income when the option contract is priced more attractively than the underlying security. Options contracts may be volatile and may have durations up to three years.

Fund may enter into these transactions so long as the value of underlying securities on which the option contracts may be written at any one time does not exceed 100% of Fund net assets, and so long as the initial margin required to enter into such contracts does not exceed 5% of Fund total assets. Fund will do no “naked” call/ put writing. If the Fund purchases an option and the price of the underlying stock or index fails to move in the anticipated direction, the Fund may lose most or all of the amount paid for the option plus commissions. If the Fund writes (sells) an option and the price of the underlying stock or index fails to move in the direction expected, the Fund’s losses could exceed the proceeds from the options written. Premiums paid for put or call options plus commissions will reduce the benefit, if any, realized upon option exercise and unless price of underlying security rises or declines sufficiently, option may expire worthless. Puts or calls purchased produce no income.

Debt Securities. The Fund may invest in corporate (including convertible securities), U.S. Government and Agency debt securities including zero coupon bonds. Debt securities will fall in value if interest rates rise or the issuer’s creditworthiness becomes impaired and it is unable to make interest or principal payments.

Zero coupon bonds do not provide for cash interest payments but instead are issued at discount from face value. Each year, holders of such bonds must accrue a portion of discount as income. Because zero coupon issuers do not make periodic interest payments, zero coupon bond prices tend to be more volatile when interest rates change.

Unaffiliated Mutual Funds. The Fund may invest in securities of other registered investment companies such as closed end funds or business development companies. Fund shareholders will bear, albeit indirectly, a pro rata share of advisory fees and expenses charged by such investments. The Fund may not invest more than 5% of total assets in a single investment company or more than 10% of total assets in the securities of all investment companies. However, the Fund may invest beyond the 5 and 10 percent limits provided it does not own more than 3% of the total outstanding stock of any individual fund or impose a sales load of more than 1.5% on its shares and follows certain proxy voting requirements imposed by the Investment Company Act of 1940. Presently, the Fund imposes no sales load and has no intention of doing so.

Illiquid or Fair Valued Securities. Illiquid securities are securities that may be difficult to sell promptly at acceptable prices because of the lack of an available market . The price used to value illiquid securities may be a market quote or a fair value determined by a method approved by the Board of Trustees. Because of the thin market for these securities, the Fund may not be able to dispose of them at the most favorable time or price. The Fund may not hold more than 15% of assets in illiquid or fair valued securities.

Restricted Securities. The Fund may invest in securities which are subject to resale restrictions because they have been issued by firms not registered with the Securities and Exchange Commission (“SEC”) and are not readily marketable which may prevent a sale at reasonable prices. The Fund may bear the expense and time delays of registering such securities for resale and may lose money because prompt divestiture is not possible.

Rule 144A Securities. The Fund may purchase Rule 144A securities, which are issued by an SEC registered firm but are not offered via a registration statement and are often illiquid but are eligible for purchase and sale without limitation by qualified institutions.

Short Sales. While the Fund does not intend to sell short as a core strategy, it may occasionally engage in short sales as a hedging technique to reduce investment risks and/or taxes. A short sale is a transaction in which the Fund sells a security it does not own by borrowing it from a broker-dealer, and consequently becomes obligated to replace that security. A short sale “against the box” is a short sale where the Fund owns an identical security to the one sold short thereby eliminating the risk of not being able to replace the shares borrowed. The effect of selling a security short against the box is to insulate that security from any future gain or loss. For example, if the Fund owns a security that becomes the target for an acquisition offer calling for the exchange of common stock of the acquirer, an equivalent dollar amount of the acquirer’s shares may be borrowed and sold short. The short sale is made with the intention of later closing out (covering) the short position with the stock of the acquiring firm received upon the deal’s completion. The purpose of this short sale is to protect against a decline in the market value of the acquirer’s stock prior to the deal’s completion. However, should the transaction be called off or otherwise not completed, the Fund may realize losses on both its long position in the target company and its short position in the acquirer.

When the Fund borrows securities which are sold short, the Fund will maintain the required collateral consisting of cash, cash equivalents or liquid securities. The Fund may occasionally attempt to hedge its portfolio by initiating short positions on Exchange Traded Funds (ETFs) of popular security indexes such as the Russell 2000.

FUNDAMENTAL POLICIES

The Fund is a diversified fund, meaning that with respect to 75% of its assets (valued at the time of investment), the Fund will not invest more than 5% of its assets in securities of any one issuer, except for obligations of the U.S. Government and its agencies.

Unless otherwise indicated, the following restrictions are fundamental meaning they may be changed only with the approval of a “majority vote of the outstanding shares” of the Fund as defined by the Investment Company Act of 1940. The Fund will not:

1.	Invest more than 25% of total assets in one industry or group of related industries.
2.	Borrow money, except (1) in an amount not exceeding 33-1/3% of Fund total assets (including the amount borrowed) less liabilities (other than borrowings). The does not intend to borrow via reverse mortgages.
3.	Engage in the business of underwriting the securities of other issuers, except as permitted by the 1940 Act. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).
4.	Issue senior securities.
5.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that engage in real estate transactions, hold real estate or invest in assets secured by real estate or exercising rights under agreements relating to such securities, including the rights to enforce security interests.
6.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed delivery basis or other financial instruments, or investing in securities or other instruments that are secured by physical commodities.
7.	Lend money or other assets, except to the extent permitted by the 1940 Act. This restriction does not prevent the Fund from purchasing debt securities or loans in pursuit of its investment program, or for defensive or cash management purposes. The Fund may enter into repurchase agreements but will not loan out securities.

Defensive Fund Positioning. The Fund may invest a large portion of assets in money market funds or short term investments for defensive purposes in response to market, economic, political or other conditions. In doing so, it may not achieve its objectives.

THE BOARD OF TRUSTEES

The Trust’s affairs are managed by the Board of Trustees (Board) which approves all significant agreements between the Trust and persons or companies doing business with the Fund, including agreements with the Fund’s custodian, transfer agent, investment advisor and administrator. All agreements are subject to limitations imposed by state and/or federal securities law and to the extent any contract contradicts such statutes, the contract would be unenforceable. Daily Fund operations are managed by the Advisor.

The Trust is led by John E. Deysher who has served as President, Secretary, Treasurer and Chief Compliance Officer (CCO) since Trust inception in April, 2003. Mr. Deysher is an interested person by virtue of his controlling interest in Bertolet Capital LLC, investment advisor to the Trust. The Board is comprised of Mr. Deysher and three independent trustees. The Trust does not have a lead independent trustee but the independent trustees have the ability to meet in executive session when appropriate. The Audit Committee is comprised of all independent trustees and oversees the financial reporting of the Trust. All independent trustees have been trustees since the Trust’s inception in April, 2003 and are actively engaged in oversight of the Trust. The President is responsible for running board meetings, setting agendas and providing information to Board members ahead of each board meeting. The Board believes it best to have a single leader who understands all aspects of the Trust’s operations and can provide effective leadership that is in the best interests of the Trust and its shareholders. The existing Board leadership structure has been in effect since inception.

The Board is responsible for overseeing risk management and the full Board regularly discusses risk management and receives CCO compliance reports at quarterly meetings and on an ad hoc basis if necessary. The Audit Committee considers financial reporting risk to be within its area of responsibilities. Generally the Board believes that its oversight of material risks is adequately maintained through the risk reporting chain where the CCO is the primary recipient and communicator of such risk-related information/reports.

In order to serve on the Board, a person must be at least 21 years of age and have the ability to communicate with other Board members and management. Additional qualifications include, among other factors, capability, availability to serve, the absence of conflicts of interest and moral character. Additional criteria may apply to trustees being considered to serve on a specific Board committee. For example, members of the audit committee must have the ability to read and understand financial statements. All trustees should have the ability to review information from a variety of sources, to interact with Trust service providers and to use effective business judgement in exercising their duties.

In addition to the above criteria, individual Board members have the following experience and abilities. Edward Breau has many years experience as a value oriented institutional securities analyst and portfolio manager. Richard Connelly has many years experience as general counsel for a financial services firm and brings a strong legal background to oversight of the Trust. James Denney has many years experience as a retail investment advisor and has a strong background in all aspects of Trust operations. John Deysher has been responsible for supervising the Trust’s daily activities since inception including portfolio, marketing, administrative and compliance functions.

CODE OF ETHICS

The Board has approved a Code of Ethics (Code) for the Fund and Advisor as required by the Investment Company Act of 1940. The Code governs the personal activities of persons who may have knowledge of the Fund’s investment activities (access persons), and requires that they file regular reports concerning their personal securities trades and prohibits activities that may harm the Fund. The Code generally prohibits access persons from purchasing securities for their own accounts that may be purchased or held by the Fund. The Board is responsible for overseeing implementation of the Code.

INVESTMENT ADVISOR

The Fund’s advisor, Bertolet Capital LLC (“Advisor”) is registered with the SEC as an investment advisor under the Investment Advisors Act of 1940 (“Advisors Act”). John E. Deysher, an affiliated person of the Fund is the Managing Member of the Advisor (a limited liability company), and therefore controls Advisor.

Mr. Deysher, Portfolio Manager, oversees the Fund’s daily investment activities. The Fund has adopted procedures for the allocation of portfolio trades and investment opportunities across client accounts on a fair and equitable basis over time. Fund advisory fees are based on percentage of net assets and are not tied to account performance. While every effort will be made to manage the Fund and account in parallel fashion, due to cash flows, types of investments and other factors, it is possible that performances may differ.

Mr. Deysher receives no salary, bonus or deferred/retirement compensation from Fund on a regular basis. As sole owner of the Advisor, Mr. Deysher is entitled to the net profit or loss after expenses of Advisor each year. He intends to remain a major Fund shareholder and at Dec. 31, 2021, owned Fund shares with a dollar value in excess of $1,000,000.

As described in the Prospectus, the Fund pays Advisor an advisory fee which is accrued daily and paid monthly at an annual rate of 1.25% of Fund average net assets up to $300 million and an annual rate of 1.00% of Fund average net assets thereafter. Advisor has contractually agreed to waive fees and/or reimburse expenses as required to maintain annual operating expenses (excluding acquired fund fees & expenses and extraordinary expenses) at or below 1.24% of average net assets through April 30, 2023. Fees waived or expenses reimbursed during a given year may be paid to Advisor during the following 3 years provided such payment does not cause the Fund to exceed the 1.24% expense limit.

If the 12b-1 Plan is implemented, the expense limit will be adjusted to 1.49% of average net assets. The Fund has no immediate plans to implement the 12b-1 plan. For the year end Dec. 31, 2021, 2020 and 2019 advisor earned $411,883, $329,891 and $419,547 in fees respectively. At Dec. 31, 2021 there was $338,172 available for future recapture.

Subject to the direction and supervision of the Board, Advisor manages the Fund’s portfolio in accordance with stated policies and objectives. Advisor makes investment decisions and places purchase and sale orders for security transactions. Advisor furnishes office facilities, clerical and administrative services and is responsible for the business affairs of the Fund including providing personnel for record keeping, preparation of government reports and responding to shareholder inquiries.

TRUSTEES AND OFFICERS

The Board has overall responsibility for conduct of the Trust’s affairs. Day to day Fund operations are managed by the Advisor subject to review by the Board of Trustees.

The following table provides biographical information with respect to each Trustee:

____________________________________________________________________

Name, Address, Age                 Position               Term of Office           Principal Occupation        Other

          with Trust         Length of Time           During Past 5 Years        Directorships

                                                         Served

Interested Trustee

John E. Deysher CFA*             Trustee                 Indefinite                       Managing member, Advisor        None

(age 67)                                           President           since inception

                                                           Treasurer

                                                            Secretary

Independent Trustees

Edward P. Breau CFA                Trustee                  Indefinite                            Private Investor                         None

(age 89)                                                                            since inception

Richard M. Connelly                   Trustee                 Indefinite                             Vice President                           None

(age 66)                                                                            since inception                JG Wentworth

James W. Denney                          Trustee                 Indefinite                                Entrepreneur                           None

(age 57)                                                                             since inception                  Private Investor

There is only one fund in the fund complex.

*Interested person of Fund who is Portfolio Manager and Managing Member of Advisor.

Address of each Trustee is c/o Bertolet Capital Trust,745 Fifth Ave.-2400 NY,NY 10151. The Audit Committee consists of the independent trustees, Mr. Breau, Mr. Connelly and Mr. Denney. The committee meets at least annually with the independent auditors and Fund executives to review the accounting principles applied by the Fund in financial reporting, the scope and adequacy of internal controls, the responsibilities and fees of the independent accountants. Committee recommendations are made to the full Board. The Audit Committee met once during the year end Dec. 31, 2021.

The table below shows compensation to Trustees for the year ended Dec. 31, 2021.

Name                                               Aggregate              Retirement Benefits

                 Compensation         Accrued as Trust             Total Compensation

              from Fund                      Expense                                  from Fund

_____________________________________________________________________

Interested Trustee

John E. Deysher, CFA                      $0                                       $0                                                $0

Independent Trustees

Edward P. Breau, CFA             $ 3,200                                      $0                                        $3,200

Richard M. Connelly                $ 3,200                                      $0                                        $3,200

James W. Denney                      $ 3,200                                      $0                                        $3,200

The Fund does not offer retirement benefits to Fund Trustees or Officers.

At March 1, 2022, the Trustees and Officers owned 13.4 % of Fund shares.

The table below shows the value of Trustee Fund ownership at Dec. 31, 2021.

Name                                     Aggregate Dollar Range of

  Ownership in Fund

Edward P. Breau                           Over $100,000

Richard M. Connelly                    Over $100,000

James W. Denney                      $10,000- $50,000

John E. Deysher                            Over $100,000

PRINCIPAL HOLDERS OF FUND SHARES

At March 1, 2022 the following were known to the Fund to be the record and/or beneficial owners of 5% or more of outstanding Fund shares.

Name & address                  Number                  Type of              Percentage of

                                                    of Shares              Ownership          Outstanding Shs.

Jonathan Abbey                   317,187                  Record                      15.5%

212 E. 39th St.

New York, NY 10016

John Deysher                        183,166                  Record                        8.9%

745 Fifth Ave.- 2400

New York, NY 10151

Benjamin Auger                   145,495                  Record                        7.1%

200 Bar Harbor Dr.- 300

W. Conshohocken PA 19428

TAX INFORMATION

The Fund qualifies and intends to continue to qualify as regulated investment company under Subchapter M of the Internal Revenue Code so as to be relieved of the federal income tax on its net gain and net investment income distributions. To qualify as regulated investment company, the Fund must, among other things, distribute to shareholders substantially all net investment income and net realized capital gains. Shareholder distributions are reinvested in additional Fund shares unless shareholder has requested in writing to have them paid by check.

The Fund will attempt to be tax efficient on the sale of securities to minimize the impact of taxes on shareholders. The Fund will attempt to hold portfolio turnover to a minimum to limit the amount of short-term capital gains and brokerage commissions. However, the Fund will rarely let tax or turnover considerations take priority over investment merits.

For federal income tax purposes, Fund distributions, whether received in cash or reinvested in additional shares, from net investment income and net realized short term gains are taxable to you as ordinary income. However, distributions of qualifying dividends from domestic and qualified foreign corporations are taxable at 0% to 20% depending on your tax bracket. Distributions of net long-term gains are taxable as long term gains regardless of length of time Fund shares are held. Distributions are taxable whether received in cash or reinvested in additional Fund shares.

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which may include Fund distributions and net gains from the disposition of shares of the Fund. U.S. Shareholders are urged to consult their tax advisor regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Each shareholder is advised annually of the source of distributions for federal income tax purposes. Shareholders not subject to income taxes will not pay taxes on distributions. If shares are purchased shortly before a distribution, the shareholder will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution whether or not the distribution is reinvested. A shareholder should carefully consider the tax implication of purchasing shares just before a distribution record date.

If a shareholder fails to furnish his social security number or taxpayer ID number, the Fund may be required to withhold federal income tax (backup withholding) on all distributions. Distributions may also be subject to backup withholding if the shareholder fails to certify that shareholder is not subject to backup withholding.

A redemption of shares is a taxable event and a capital gain or loss may be realized. A shareholder may wish to consult a tax adviser for further specifics of tax related issues.

For U.S. corporate shareholders, distributions of net investment income (but not short term capital gains) may qualify in part for the 70% dividends received deduction for purposes of determining their regular taxable income provided the corporate shareholder satisfies certain holding period requirements. (However, the 70% dividends received deduction is not allowable in determining a corporate shareholder’s alternative minimum taxable income.) Please see your tax advisor for specific details.

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income distributions paid by the Fund and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a Fund shareholder fails to provide the Fund with proper certifications or other documentation concerning its status under FATCA.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Decisions to buy and sell securities are made by Advisor subject to review by the Board. In placing orders with brokers it is Advisor’s policy to seek the best execution at the most favorable price taking into account execution capability, financial integrity and research services provided by the broker-dealer. Advisor is specifically authorized to pay a broker-dealer a commission in excess of what another broker-dealer might charge if Advisor determines in good faith that the commission is reasonable in relation to the value of the execution or research services provided. Research services may include general economic, industry or company research, market and statistical information, and advice on the availability, purchasers or sellers of a particular security. Research services may be used by Advisor in servicing other accounts in addition to the Fund and not all services may be used in connection with the Fund. For periods ended Dec 31, 2021, 2020 and 2019 the Fund paid $16,100, $34,820 and $27,900 respectively in brokerage commissions. Over the counter securities and fixed income securities are generally purchased through market makers on either a principal or agency basis.

CUSTODIAN

U.S. Bank NA ,425 Walnut Street, Cincinnati OH 45202 acts as Fund custodian. It holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties as directed by the Advisor.

TRANSFER AGENT/ FUND ACCOUNTING/ SHAREHOLDER SERVICES

Mutual Shareholder Services(“MSS”), 8000 Towne Centre Dr-400,Broadview Hts, OH 44147 acts as transfer agent, fund accountant, and shareholder servicing agent for the Fund pursuant to a written agreement with the Trust and Fund. Under the agreement, MSS is responsible for administering and performing transfer agent functions, distribution payment, shareholder administration, and maintaining all Fund records.

MSS also acts as fund accountant and performs limited administrative services pursuant to a written agreement with the Trust and Fund. MSS supervises all Fund operations except those performed by Advisor under the Fund’s advisory agreement, including:

(a)	calculating Fund’s net asset value (NAV).
(b)	preparing and maintaining the books and accounts specified in Rule 31a-1 and 31a-2 of the Investment Company Act of 1940.
(c)	preparing financial statements contained in Fund’s shareholder reports.
(d)	preparing reports and filings for the SEC.
(e)	maintaining the Fund’s financial accounts and records.

For services rendered, the Fund pays MSS an annual fee based on average monthly net assets as determined by valuations made at the close of each business day.

For the years ending Dec. 31, 2021, 2020 and 2019 the Fund paid MSS fund accounting and transfer agency fees of $38,058, $41,590 and $44,058 respectively.

DISTRIBUTOR/UNDERWRITER

The Fund directly distributes its shares and assesses no distribution charges.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP, 50 S. 16th St.-2900, Phila. PA 19102 serves as the Fund’s independent registered public accountants providing audit services, tax return preparation and assistance and consultation in connection with review of various regulatory filings.

DISTRIBUTION PLAN

The Fund has adopted, but not implemented, a plan pursuant to Rule 12b-1 under the 1940 Act (Plan) whereby the Fund may pay a monthly fee at the annual rate of 0.25% of Fund average daily net assets to Advisor and others for providing distribution services and/or maintaining shareholder accounts related to the distribution of Fund shares. Advisor may use such fees to pay for expenses incurred in the distribution and promotion of Fund shares, including but not limited to, printing prospectuses and reports used for sales purposes, preparation and printing of sales literature and related expenses, advertisements, other distribution related expenses and any distribution or service fees paid to broker-dealers or others who have executed selling agreements with the Fund. Any distribution expenses in excess of 0.25% per annum will be borne by the Advisor. It is possible that Plan accruals may exceed actual Advisor expenditures for eligible services and such fees are not strictly tied to the provision of such services.

The Plan also provides that to the extent the Fund, Advisor or other parties on behalf of the Fund make payments that are deemed to be payments for the financing of any activity primarily intended to result in sale of Fund shares within the context of Rule 12b-1, such payments shall be deemed to have been made pursuant to the Plan. In no event shall payments made under the Plan exceed the amount permitted to be paid pursuant to the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).

The Board has determined that consistent cash flow from the sales of new shares is necessary and appropriate to meet redemptions and to exploit buying opportunities without having to make unwanted liquidations of portfolio securities. The Board believes it will benefit the Fund to have monies available for the direct distribution activities of Advisor in promoting the sale of the Fund’s shares and to avoid any uncertainties on whether other payments constitute distribution expenses on the Fund’s behalf. The Board has concluded that in the exercise of their reasonable business judgment and fiduciary duties, there is reasonable likelihood the Plan will benefit the Fund and its shareholders.

The Plan has been approved by the Board and must be renewed annually by the Board, including the majority of non-interested Trustees who have no direct or indirect financial interest in the Plan’s operation. Votes must be cast in person at a meeting called for that purpose. The Plan and any related agreements may be terminated at any time, without penalty by a majority vote of the non-interested Trustees or by majority vote of all outstanding Fund shares. Advisor, broker-dealer or other firms may also terminate their respective agreements at any time upon written notice.

The Plan may not be amended to increase materially the amounts to be spent for distribution expenses without approval by a majority of the Fund’s outstanding shares. All material amendments to the Plan shall be approved by majority vote of the non-interested Trustees, cast in person at a Board meeting. Advisor is required to report in writing to the Board at least quarterly on the amounts and purposes of any payments made under the Plan. Advisor shall furnish the Board with any other information reasonably requested to enable the Board to make an informed decision of whether the Plan should be continued. Although the Plan has been adopted by the Board, the Plan will not be implemented while the Prospectus dated May 1, 2022 is in effect.

CAPITAL STOCK INFORMATION

The Board has the power to designate one or more series of shares of common stock (each a “series” or “Fund”) and to classify or reclassify any unissued shares with respect to such series. The Fund is the only series presently offered by the Trust. The Fund offers only one class of shares but the Board is authorized to create additional classes.

Shareholders are entitled to:

(i)	one vote per full share;
(ii)	a pro-rata share of distributions declared by the Board out of funds legally available;
(iii)	upon liquidation, to participate ratably in assets available for distribution.

There are no conversion or sinking fund provisions applicable to the shares and shareholders have no preemptive or cumulative voting rights. Shares are redeemable and fully transferable. All shares issued by the Fund will be fully paid and non assessable.

FINANCIAL STATEMENTS

Financial statements and independent auditor’s opinion required to be included in the SAI are incorporated herein by reference to Fund’s Annual Report dated Dec. 31, 2021.

Fund Annual and Semi-annual reports are available without charge by calling 877-369-3705 toll free or by visiting the Fund’s website at www.pinnaclevaluefund.com.

PROXY VOTING POLICIES & PROCEDURES

The Board has adopted the following proxy voting policies and procedures. The Board has delegated all proxy voting decisions to Advisor. In voting proxies, Advisor is guided by general fiduciary duties to act solely in the best interest of Fund shareholders and avoid any material conflicts of interest. If a material conflict of interest arises, the proxy will be voted in accordance with the recommendation of an independent third party research firm. Advisor will attempt to consider all relevant factors and will vote proxies to enhance and/or protect shareholder value.

Advisor is responsible for monitoring receipt of all proxies and ensuring that proxies are received for all securities owned. All proxies are logged in upon receipt and reviewed to assess issues presented. Advisor divides proxies into “routine” and “non-routine” matters.

1.	Routine matters (non-contested elections, CPA approval, etc.) will usually be voted as proposed by the issuer’s Board of Directors.
2.	Non-routine matters (contested elections, shareholder proposals, etc.) will be examined on an issue by issue basis and voted in the best interests of shareholders.
3.	Advisor may occasionally abstain from voting a proxy or specific proxy item when it concludes that the potential benefit of voting is outweighed by the cost or when it is not in the client’s best interest to vote.

The Fund treats corporate governance seriously and will generally vote against proposals involving excessive compensation, unusual stock options, preferential voting, poison pills and other management entrenching devices.

Copies of executed proxy statements and cards are kept at the Advisor’s office.

The Fund’s most recent Annual Proxy Voting Record and Proxy Voting Policy is available free by calling/writing Mutual Shareholder Services, at 877-369-3705 toll free.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Board has adopted the following policies and procedures concerning disclosure of Fund portfolio holdings. It is the Fund’s policy to prevent selective disclosure of non-public information concerning Fund portfolio holdings. The Fund’s Chief Compliance Officer (CCO) has sole discretion regarding this disclosure. Unless specifically authorized by the CCO, no portfolio holdings information may be provided to anyone except in accordance with the following:

Public Disclosure of Portfolio Holdings

The Fund will distribute complete portfolio holdings information to shareholders through annual (Dec. 31) and semi-annual (June 30) reports mailed within 60 days of period end. Such reports are also made available on www.pinnaclevaluefund.com. Portfolio holdings for the March and September quarters are filed with the SEC on Form NPORT within 60 days of quarter end and may be accessed at the SEC’s website http//www.sec.gov.

Non-Public Dissemination of Portfolio Holdings Information

Periodically, portfolio holdings information not publicly available may be required by the Fund’s service providers in order to perform various services for the Fund including, but not limited to custodian, pricing, auditing, printing, legal, and compliance services. Service providers may be provided with such information if it serves a legitimate business purpose and service provider has agreed in writing to keep such information confidential. At present, the Fund has ongoing arrangements with the following service providers to provide them with non-public portfolio holdings information:

Mutual Shareholder Services: information provided daily with no time lag.

U.S. Bank NA: information provided daily with no time lag.

Bertolet Capital LLC: information provided daily with no time lag.

Tait, Weller & Baker LLP: information provided as needed with no time lag.

Thompson Hine LLP: information provided as needed with no time lag.

The Fund may occasionally reveal certain portfolio holdings to broker-dealers who execute securities transactions on behalf of the Fund. Also, Fund trustees and certain officers and employees may have access to non public portfolio holdings information. While the Fund does not enter into confidentiality agreements, all such persons are required by Fund and Advisor under general fiduciary principals to keep such information confidential. In addition, Fund employees and Trustees are bound by a Code of Ethics.

The Fund generally does not provide non-public portfolio holdings information to rating or ranking organizations. Nothing herein is intended to prevent disclosure or portfolio holdings information as required by law such as request from regulators or to comply with subpoenas.

Other

Neither the Fund, Advisor nor any other party will enter into any arrangement providing for selective disclosure of non-public portfolio holding information for compensation or consideration of any kind.

As part of the annual review of the Fund’s compliance program and report to the Trustees, the CCO will report on (1) the operation and effectiveness of policies and procedures and (2) any changes to policies and procedures that are recommended.

Advisor retains right to use the name “Pinnacle” in connection with another investment vehicle or business enterprise which Advisor is or may become associated with. The Trust’s right to use Pinnacle automatically ceases 90 days after termination of Agreement.

CYBERSECURITY

The computer systems, networks and devices used by the Fund and its service providers for routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches Despite these protections, the systems, networks and devices can potentially be breached.

The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach. Such breaches may include unauthorized access to systems, networks or devices; infection from computer viruses or other malicious software code; attacks that shut down, slow or otherwise disrupt operations, website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses, an inability to calculate NAV, impediments to trading, violations of applicable privacy laws, regulatory fines, penalties and reputational damage, additional compliance costs and the inadvertent release of confidential information.

Similar adverse consequences may result from cybersecurity breaches affecting the issuers of securities acquired by the Fund, trade counterparties, government and regulatory authorities, exchange and other financial market operators/intermediaries and other parties. All of these may inhibit the Fund’s ability to conduct regular business.

PART C Other information

Item 23. Exhibits

a.	(1) Certificate of Trust of Bertolet Capital Trust - previously filed on Jan. 30, 2003 as exhibit 99.H to initial registration statement.
(2)	Declaration of Trust of Bertolet Capital Trust - previously filed on Jan. 30, 2003 as exhibit 99.H to initial registration statement.
b.	Bylaws of Bertolet Capital Trust - previously filed on Jan. 30, 2003 as exhibit 99.H to initial registration statement.
c.	Instruments Defining Rights of Securities Holders. None.
d.	Advisory Agreement between Pinnacle Value Fund and Bertolet Capital LLC dated March 22, 2003 and amended Oct. 30, 2007 - previously filed on March 7, 2008 as exhibit 99 to Form N-CSR. Expense limitation agreement filed herein.

e. Underwriting Contracts. None

f.	Bonus or Profit Sharing Contracts. None
g.	Custody Agreement between Bertolet Capital Trust and U.S. Bank dated

March 28, 2003 - previously filed on March 31, 2003 as exhibit 99.G to Post-effective amendment No.1.

h.	Transfer Agent Agreement and Fund Accountant Agreement between Bertolet Capital

Trust and Mutual Shareholder Services dated April 1 2003 - previously filed on March 31, 2003 as exhibit 99.H to Post-effective amendment No. 1.

i.	Legal Opinion - (1) Opinion of Thompson Hine LLP - previously filed on April 28, 2006 as exhibit. 99I (1) to Post-effective Amendment No. 4.

Legal consent - filed herein.

j.	Consent of Independent Auditors - filed herein.
k.	Financial Statements. None
l.	Subscription Agreement - previously filed March 31, 2003 as exhibit 99.L to Post-effective amendment No.1.
m.	12b-1 Distribution Plan of Pinnacle Value Fund - previously filed Jan. 30, 2003 as exhibit 99.H to initial registration statement.
n.	Rule 18f-3 Plan. None
p.	Code of Ethics of Pinnacle Value Fund - previously filed on Feb. 29, 2016.

Item 24. Persons Controlled by or Under Common Control within the Fund. None

Item 25. Indemnification

Article X, Section 2 of the Declaration of Trust provides that Registrant shall indemnify any present or former trustee or officer (“Covered Person”) of Registrant to the fullest extent permitted by law against liability and all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in settlement thereof. Indemnification will not be provided to a person judged by a court or other body to be liable to Registrant or its shareholders by reason of “willful malfeasance, bad faith, gross negligence or reckless disregard for the duties involved in the conduct of his office” (“Disabling Conduct”) or not to have acted in good faith in the reasonable belief that his action was in the best interest of Registrant. In event of a settlement, no indemnification will be provided unless there has been a determination that trustee or officer did not engage in Disabling Conduct by: (i) the court or other body approving the settlement; (ii) at least a majority of those trustees who are neither interested persons of the trust nor are parties to the matter based upon a review of readily available facts; or (iii) written opinion of independent legal counsel based upon a review of readily available facts.

Insofar as indemnification arising for liabilities arising under the Securities Act of 1933 (“Act”) may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in counsel’s opinion the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser. None

Item 27. Principal Underwriter. None

Item 28. Location of Accounts and Records.

All accounts, books and documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of Registrant at 745 Fifth Ave.-2400 NY, NY 10151 and Transfer Agent at 8000 Town Centre Dr- 400, Broadview Hts, OH 44147 except that all custody records are maintained at the office of the Custodian at 425 Walnut Street, Cincinnati, Ohio 45201.

Item 29. Management Services. None

Item 30. Undertakings. None

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all the requirements for effectiveness of this registration statement under rule 485 under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York on April 29, 2022.

BERTOLET CAPITAL TRUST

By: /s/ John E. Deysher

President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.

NAME                                                              TITLE                                DATE

/s/ Edward P. Breau                                     Trustee                              April 29, 2022

/s/ Richard M. Connelly                              Trustee                              April 29, 2022

/s/ James W. Denney                                    Trustee                              April 29, 2022

/s/ John E. Deysher                                     President, Secretary    April 29, 2022

Trustee

Exhibit Index

1.	Auditor Consent
2.	Legal Consent

3. Expense Limitation Agreement